DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                             -------------------------------
                             ---------------------

                           CORPORATE INCOME FUND
                           MONTHLY PAYMENT SERIES--303
                           (A UNIT INVESTMENT TRUST)
                           -  PORTFOLIO OF LONG TERM CORPORATE BONDS
                           -  DESIGNED FOR HIGH CURRENT INCOME
                           -  MONTHLY INCOME DISTRIBUTIONS

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH
INCORPORATED               -----------------------------------------------------
SALOMON SMITH BARNEY INC.  The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated June 16, 2000.

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Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, MARCH 31, 2000.

CONTENTS
                                         PAGE
                                         ----
Risk/Return Summary....................     3
What You Can Expect From Your
  Investment...........................     6
  Monthly Income.......................     6
  Return Figures.......................     6
  Records and Reports..................     6
The Risks You Face.....................     7
  Interest Rate Risk...................     7
  Call Risk............................     7
  Reduced Diversification Risk.........     7
  Liquidity Risk.......................     7
  Concentration Risk...................     7
  Bond Quality Risk....................     8
  Litigation Risk......................     8
Selling or Exchanging Units............     8
  Sponsors' Secondary Market...........     8
  Selling Units to the Trustee.........     8
  Exchange Option......................     9
How The Fund Works.....................     9
  Pricing..............................     9
  Evaluations..........................     9
  Income...............................     9
  Expenses.............................    10
  Portfolio Changes....................    10
  Fund Termination.....................    10
  Certificates.........................    11
  Trust Indenture......................    11
  Legal Opinion........................    12
  Auditors.............................    12
  Sponsors.............................    12
  Trustee..............................    12
  Underwriters' and Sponsors'
    Profits............................    12
  Public Distribution..................    13
  Code of Ethics.......................    13
  Year 2000 Issues.....................    13
Taxes..................................    13
Supplemental Information...............    14
Financial Statements...................      D-1

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RISK/RETURN SUMMARY

 1.  WHAT IS THE FUND'S OBJECTIVE?
     The Fund seeks high current interest
     income by investing in a fixed portfolio consisting primarily of corporate bonds.

 2.  WHAT ARE CORPORATE BONDS?
     Corporate bonds are bonds issued by
     companies, governments or other
     institutions to raise money to use in
     their business or to fund their
     activities. In return, they pay a fixed
     rate of interest and principal at
     maturity.

 3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?

  -  The Fund plans to hold to maturity 5
     long-term corporate bonds with a current aggregate face amount of $4,005,000.

  -  The Fund is a unit investment trust
     which means that, unlike a mutual fund,
     the Fund's portfolio is not managed.

  -  When the bonds were initially deposited
     (April 11, 1991), they were rated A or
     better by Standard & Poor's, Moody's or
     Fitch. THE CREDIT QUALITY OF THE BONDS
     MAY CURRENTLY BE LOWER.

  -  Many of the bonds can be called at a
     premium declining over time to par
     value. Some bonds may be called earlier
     at par for extraordinary reasons.

     The Portfolio consists of corporate
     bonds of the following types of issuers:

  -  Conglomerates                        41%

  -  Consumer Goods                      1%

  -  Financial Institutions                  28%

  -  Manufacturing                        30%

 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     FUND. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  Rising interest rates, an issuer's
     worsening financial condition or a drop
     in bond ratings can reduce the price of
     your units.

  -  Because the Fund is concentrated in
     conglomerates, financial institution and manufacturing bonds, adverse developments in these industries may affect the value of your units.

  -  Assuming no changes in interest rates,
     when you sell your units, they will
     generally be worth less than your cost
     because your cost included a sales fee.

  -  The Fund will receive early returns of
     principal if bonds are called or sold
     before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

 5.  IS THIS FUND APPROPRIATE FOR YOU?

     Yes, if you want current monthly income.
     You will benefit from a professionally
     selected and supervised portfolio whose
     risk is reduced by investing in bonds of several different issuers.
     The Fund is NOT appropriate for you if
     you want a speculative investment that
     changes to take advantage of market
     movements or if you cannot tolerate any
     risk.

     DEFINING YOUR INCOME

     WHAT YOU MAY EXPECT (Payable on
     the 25th day each month):
     Regular Monthly Income per
     unit:                             $ 1.93
     Annual Income per unit:           $23.27
     RECORD DAY: 10th day of each
     month

     THESE FIGURES ARE ESTIMATES ON THE
     EVALUATION DATE; ACTUAL PAYMENTS MAY
     VARY.

 6.  WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

     INVESTOR FEES

     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)                                 3.50%
     Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per
     Unit.

     The maximum sales fee is reduced if you invest at least
     $100,000, as follows:

                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $100,000            3.50%
     $100,000 to $249,999          3.25%
     $250,000 to $499,999          3.00%
     $500,000 to $999,999          2.75%
     $1,000,000 and over           2.50%

     Maximum Exchange Fee          2.50%

     ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                   AMOUNT
                                                  PER UNIT
                                                  --------
                                                   $ 0.19
     Trustee's Fee
                                                   $ 0.28
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
     (including updating
     expenses)
                                                   $ 0.23
     Evaluator's Fee
                                                   $ 0.43
     Other Operating Expenses
                                                   ------
                                                   $ 1.13
     TOTAL

     The Sponsors historically paid updating
     expenses.

 7.  HOW HAVE SIMILAR FUNDS PERFORMED IN THE PAST?

     IN THE FOLLOWING CHART WE SHOW PAST PERFORMANCE
     OF PRIOR MONTHLY PAYMENT SERIES OF CORPORATE
     INCOME FUND, WHICH HAD THE SAME INVESTMENT
     OBJECTIVES, STRATEGIES AND TYPES OF BONDS AS
     THIS FUND. THESE PRIOR SERIES DIFFERED IN THAT
     THEY CHARGED A HIGHER SALES FEE. These prior
     Monthly Payment Series were offered after 1987 and were outstanding on March 31, 2000. OF
     COURSE, PAST PERFORMANCE OF PRIOR SERIES IS NO
     GUARANTEE OF FUTURE RESULTS OF THIS FUND.

     AVERAGE ANNUAL COMPOUND TOTAL RETURNS
     FOR PRIOR SERIES
     REFLECTING ALL EXPENSES. FOR PERIODS ENDED
     3/31/00.

                           WITH SALES FEE         NO SALES FEE
                         1 YEAR     5 YEARS    1 YEAR     5 YEARS
 -----------------------------------------------------------------
 High                     5.31%      6.90%      9.03%      8.02%
 Average                  -4.65      6.02       -1.27      7.19
 Low                      -8.10      4.71       -4.67      5.87
 -----------------------------------------------------------------

 Average
 Sales fee         3.57%        5.77%

 ---------------------------------------------------------

 NOTE: ALL RETURNS REPRESENT CHANGES IN UNIT PRICE WITH DISTRIBUTIONS REINVESTED INTO THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM.

 8.  IS THE FUND MANAGED?

     Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.

 9.  HOW DO I BUY UNITS?

     The minimum investment is one unit.

     You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

     UNIT PRICE PER UNIT                   $299.44
     (as of March 31, 2000)

     Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

10.  HOW DO I SELL UNITS?

     You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale. You will not pay any other fee when you sell your units.

11.  HOW ARE DISTRIBUTIONS MADE AND TAXED?

     The Fund pays distributions of any interest income monthly. Distributions of the Fund's interest income is subject to federal income taxes as ordinary income for U.S. investors. Certain distributions may be designated as capital gain dividends, which may be eligible for the 20% maximum federal tax rate in the hands of noncorporate investors. The Fund is not likely to be suitable for foreign investors not engaged in a U.S. trade or business.

12.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You will receive your monthly income in cash unless you choose to compound your income by reinvesting at no sales fee in the Corporate Fund Investment
     Accumulation program, Inc. This program is an open-end mutual fund with a comparable investment objective.
     Income from this program will be subject to U.S.
     federal income taxes for both U.S. and foreign investors. FOR MORE COMPLETE INFORMATION ABOUT THE
     PROGRAM, INCLUDING CHARGES AND FEES, ASK THE TRUSTEE
     FOR THE PROGRAM'S PROSPECTUS. READ IT CAREFULLY BEFORE
     YOU INVEST. THE TRUSTEE MUST RECEIVE YOUR WRITTEN
     ELECTION TO REINVEST AT LEAST 10 DAYS BEFORE THE
     RECORD DAY OF AN INCOME PAYMENT.

     EXCHANGE PRIVILEGES
     You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
  - elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  - a change in the Fund's expenses; or
  - the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

ESTIMATED CURRENT RETURN equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated Annual         Estimated
Interest Income   -   Annual Expenses
-------------------------------------
             Unit Price

ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
- a monthly statement of income payments and any principal payments;
- a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
- an annual report on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INTEREST RECEIVED DURING THE YEAR.

You may request:
- copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or "called" by the issuer before their stated maturity. For example, some bonds may be required to be called pursuant to mandatory sinking fund provisions.

Also, an issuer might call its bonds during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates.

If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be "concentrated" in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in bonds issued by manufacturing companies. Growth in manufacturing is closely linked to:
  - demand for goods;
  - level of capital spending;
  - export demand;
  - level of competition; and
  - technological developments

Environment and safety issues affect the industry. Profits may decrease because of the costs of:
  - compliance with environmental regulations;
  - safer equipment; and
  - product liability insurance.

Here is what you should know about the Fund's concentration in bonds issued by financial institutions:
  - the profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio; credit quality of its loan portfolio is affected by the institution's underwriting criteria, concentrations within the portfolio and industry and general economic conditions; and
  - operating performance of a financial institution is also impacted by changes in interest rates, the availability and cost of funds, intensity of competition and degree of government regulation.

The Fund is also concentrated in conglomerates.

Changes to the portfolio from bond redemptions, maturities and sales may affect the Fund's concentration over time.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

LITIGATION RISK

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the bonds, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 2.50%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered bonds has ranged from 0.25% of face amount on actively traded issues to 1.5% on inactively traded issues; the difference has averaged between 0.5% and 1%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - to reimburse the Trustee for the Fund's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit or certain other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one

Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York,101 Barclay Street--17W, New York, New York 10268, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the bonds contained in the Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following describes some of the important income tax consequences of holding Units. It assumes that you are not a dealer in securities, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund intends to quality for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Fund's interest income and of the Fund's gains from Bonds it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Fund's taxable income not attributable to the Fund's net capital gain. Distributions to you in excess of the Fund's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. You should consult your tax adviser.

Distributions to you of the Fund's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

INCOME OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your Units will generally be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

FOREIGN INVESTORS

The above discussion relates only to the federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. If you are not a U.S. citizen or resident, you should be aware that Fund distributions generally will be subject to a withholding tax of 30% (or a lower applicable treaty rate). Because interest income of the type received by the Fund generally would not have been subject to withholding if you had received it directly, an investment in the Fund is likely to be appropriate for you only when you can use a foreign tax credit or corresponding tax benefit in respect of the withholding taxes. You should consult your tax adviser to determine whether investment in the Fund is appropriate for you.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303


REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders
  of Defined Asset Funds - Corporate Income Fund,
  Monthly Payment Series - 303:


We have audited the accompanying statement of condition of Defined Asset Funds - Corporate Income Fund, Monthly Payment Series - 303, including the portfolio, as of March 31, 2000 and the related statements of operations and of changes in net assets for the years ended March 31, 2000, 1999 and 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at March 31, 2000, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Corporate Income Fund, Monthly Payment Series - 303 at March 31, 2000 and the results of its operations and changes in its net assets for the above-stated years in accordance with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

New York, N.Y.
May 25, 2000

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303

STATEMENT OF CONDITION
AS OF MARCH 31, 2000

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $3,910,152)(Note 1)......................                  $4,366,497
  Accrued interest receivable......................                      75,894
  Cash.............................................                      45,894
                                                                   _____________

              Total trust property.................                   4,488,285

LESS LIABILITY - Accrued expenses..................                       6,821
                                                                   _____________

NET ASSETS, REPRESENTED BY:
  15,111 units of fractional undivided
    interest outstanding (Note 3)..................   $4,367,315
  Undistributed net investment income..............      114,149
                                                    _____________
                                                                     $4,481,464
                                                                   =============
UNIT VALUE ($4,481,464/15,111 units)...............                     $296.57
                                                                   =============

                       See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303

STATEMENTS OF OPERATIONS

                                             ........Years Ended March 31,...........
                                                 2000         1999         1998
                                             _________________________________________
INVESTMENT INCOME:
  Interest income...........................    $424,569     $518,452   $  632,638
  Trustee's fees and expenses...............     (13,234)     (12,706)     (17,036)
  Sponsors' fees............................      (3,470)      (3,842)      (4,837)
                                             _________________________________________
  Net investment income.....................     407,865      501,904      610,765
                                             _________________________________________

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed.............................      81,727      114,243      474,784
  Unrealized appreciation (depreciation)
    of investments..........................    (494,868)    (265,716)      84,460
                                             _________________________________________

  Net realized and unrealized gain (loss)
    on investments..........................    (413,141)    (151,473)     559,244
                                             _________________________________________

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................    $ (5,276)    $350,431   $1,170,009
                                             =========================================

                       See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303

STATEMENTS OF CHANGES IN NET ASSETS

                                               ........Years Ended March 31,...........
                                                   2000         1999         1998
                                               _________________________________________
OPERATIONS:
  Net investment income.......................  $  407,865   $  501,904   $   610,765
  Realized gain on securities sold
    or redeemed...............................      81,727      114,243       474,784
  Unrealized appreciation (depreciation)
    of investments............................    (494,868)    (265,716)       84,460
                                               _________________________________________
  Net increase (decrease) in net assets
    resulting from operations.................      (5,276)     350,431     1,170,009
                                               _________________________________________

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income......................................    (409,834)    (503,548)     (677,545)
  Principal...................................     (31,200)    (396,559)   (3,095,304)
                                               _________________________________________
  Total distributions.........................    (441,034)    (900,107)   (3,772,849)
                                               _________________________________________
CAPITAL SHARE TRANSACTIONS - Redemptions of
  3,754, 1,380 and 3,288 units, respectively..  (1,140,891)    (479,486)   (1,235,067)
                                               _________________________________________
NET DECREASE IN NET ASSETS....................  (1,587,201)  (1,029,162)   (3,837,907)

NET ASSETS AT BEGINNING OF YEAR...............   6,068,665    7,097,827    10,935,734
                                               _________________________________________
NET ASSETS AT END OF YEAR.....................  $4,481,464   $6,068,665   $ 7,097,827
                                               =========================================
PER UNIT:
  Income distributions during year............      $23.71       $25.85        $30.92
                                               =========================================
  Principal distributions during year.........       $1.89       $20.82       $136.07
                                               =========================================
  Net asset value at end of year..............     $296.57      $321.69       $350.60
                                               =========================================
TRUST UNITS OUTSTANDING AT END OF YEAR........      15,111       18,865        20,245
                                               =========================================

                       See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303


NOTES TO FINANCIAL STATEMENTS


  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Interest income is recorded as earned.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

  3.  NET CAPITAL

      Cost of 15,111 units at Date of Deposit.............   $15,109,023
      Less sales charge...................................       787,819
                                                           ______________
      Net amount applicable to Holders....................    14,321,204
      Redemptions of units - net cost of 22,389 units
        redeemed less redemption amounts..................     7,054,359
      Realized gain on securities sold or redeemed........     3,356,650
      Principal distributions.............................   (20,821,243)
      Unrealized appreciation of investments..............       456,345
                                                           ______________

      Net capital applicable to Holders...................   $ 4,367,315
                                                           ==============

  4.  INCOME TAXES

      As of March 31, 2000, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $456,345, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $3,910,152 at March 31, 2000.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303

PORTFOLIO
AS OF MARCH 31, 2000

                                   Rating of    Issues (1)                                 Optional
    Portfolio No. and Title of     Moody's      Standard      Face                         Redemption
            Securities             Investors    & Poors Corp. Amount  Coupon Maturities(3) Provisions(3)         Cost     Value(2)
            __________             _________   _____________  ______  ______ _____________ _____________         ____     ________
 1 BankAmerica Corp., Debs.        Aa3          A         $1,110,000   9.500%     2001          None       $1,120,250   $1,133,994

 2 Ford Holdings, Gtd Debs.        A1           A+         1,225,000   9.375      2020          None        1,183,350    1,391,412

 3 ITT Corp., Debs.                Baa1         BBB          245,000   9.750      2021          02/15/11      246,958      247,215
                                                                                                @ 100.000

 4 Philip Morris Companies Inc.,   A2           A             15,000   8.375      2017          None           13,631       14,787
   Sinking Fund Debs.

 5 United Technologies, Debs.      A2           A+         1,410,000   8.750      2021          None        1,345,963    1,579,089

                                                        ______________                                 ______________ _____________
TOTAL                                                     $4,005,000                                       $3,910,152   $4,366,497
                                                        ==============                                 ============== =============

                             See Notes to Portfolio.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
MONTHLY PAYMENT SERIES - 303


NOTES TO PORTFOLIO
AS OF MARCH 31, 2000

   (1) "NR", if applicable, indicates that this security is not currently rated by the indicated rating service. These ratings have been provided by the Evaluator, but not confirmed with the rating agencies.

   (2) See Notes to Financial Statements.

   (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

DEFINED ASSET FUNDS--REGISTERED TRADEMARK--

HAVE QUESTIONS ?                         CORPORATE INCOME FUND
Request the most                         MONTHLY PAYMENT SERIES--303
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-36734) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-2295).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     13728--6/00